SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report:  March 22, 1996



                        INTERNEURON PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State of other jurisdiction of incorporation)


          0-18728                                    043047911
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(Commission File Number)                   (IRS Employer Identification No.)


ONE LEDGEMONT CENTER, 99 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS     02173
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 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone no. including area code:  (617) 861-8444
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Item 5.           OTHER EVENTS

         On March 22, 1996, Progenitor, Inc. a majority-owned subsdidiary of the Registrant, issued a news release relating to the publication of an international patent application relating to the leptin receptor. The release is attached hereto as Exhibit 20 and the text of the release is incorporated by reference herein.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)Exhibits

         Exhibit 20-News Release dated March 22, 1996


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERNEURON PHARMACEUTICALS INC.



                                 By:      /s/ Mark Butler
                                    ----------------------------------------
                                    Mark Butler, Executive Vice President and
                                    Chief Administrative  Officer

Dated:  March 25, 1996


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